Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of Donini, Inc. (the "Company") for the fiscal year ended May 31, 2005 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 27, 2005           /s/ PETER DEROS
                                    --------------------------------------
                                    Peter Deros, Chief Executive Officer
                                    and Chief Accounting Officer




         A signed original of this written statement required by Section 906 has been provided to Donini, Inc. and will be retained by Donini, Inc. and forwarded to the Securities and Exchange Commission or its staff upon request.